SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 13, 2006

CNA FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-5823 (Commission File Number)	36-6169860 (I.R.S. Employer Identification No.)

333 S. Wabash Avenue, Chicago, Illinois 60604

(Address Of Principal Executive Offices, including Zip Code)

(312) 822-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02(b).	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2006, Brenda J. Gaines advised the Registrant that she will not stand for re-election as a Director of Registrant at its annual meeting of stockholders scheduled for April 25, 2007. Ms. Gaines indicated that her decision not to stand for re-election was based on conflicting schedules in relation to other board directorships.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA FINANCIAL CORPORATION

Dated: September 18, 2006	/s/ D. Craig Mense
By: D. Craig Mense
Its: Executive Vice President and Chief Financial Officer